SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     DATE OF REPORT (Date of earliest event
                                   reported):
                                  June 12, 2001
                                   ----------


                                TRACKPOWER, INC.
             (Exact name of registrant as specified in its charter)



           Wyoming                      000-28506                13-3411167
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
         incorporation)                                      identification no.)




      67 Wall Street, Suite 2211                                   10005
          New York, New York
   (Address of principal executive                               (Zip code)
               offices)

       Registrant's telephone number, including area code: (212) 804-5704

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Item 5.     Other Events.
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            On June 12, 2001, Trackpower entered into an Exclusive Automated
Teller Machine Services Agreement ("Automated Teller Agreement") with 4CASH ATM Services, a division of IRMG, INC. ("4CASH").

            Pursuant to the Automated Teller Agreement, Trackpower grants to 4CASH the exclusive right to act as their ATM Partner (ATM Group) to install, maintain and operate ATMs within any Racetrack or Gaming related facility (defined as Horseracing Tracks, Greyhound Tracks, Off Track Betting Establishments or "OTB's", Sportsbooks and Casinos) (collectively, the "Location"), with or without accompanied Information Kiosks, in a space mutually agreed upon between 4CASH, Trackpower and the relevant Location.

            A copy of the Automated Teller Agreement is set forth as Exhibit
99.1 to this Current Report on Form 8-K, which is incorporated herein by reference with respect to the matters described therein.

            On June 13, 2001, TRACKPOWER, INC. ("Trackpower") entered into an Exclusive Worldwide Distribution and Management Services Agreement ("Distribution Agreement") with Post Time Technologies, Inc. ("PTT"). A copy of the Distribution Agreement is set forth as Exhibit 99.2 to this Current Report on Form 8-K, which is incorporated herein by reference with respect to the matters described therein and to the additional exhibits included therewith.

            The Company issued a press release on June 14, 2001 concerning the Distribution Agreement, a copy of which is set forth as Exhibit 99.3 to this Current Report on Form 8-K, and which is incorporated herein by reference with respect to the matters described therein.

Item 6.     Resignations of Registrant's Directors.
-------     ---------------------------------------

            In connection with the Distribution Agreement, Stephen Cussons ("Cussons") resigned from his positions as President and Chief Executive Officer of Trackpower, as of June 13, 2001, but will remain as a Director of Trackpower and will continue to work closely with Trackpower in executing Trackpower's ATM strategy. John G. Simmonds will become the Chief Executive Officer of Trackpower and Gill, President of PTT, will become the President of Trackpower.

            In connection with the closing of the Distribution Agreement, Lawrence Aziz and Charles Cernansky resigned from the Board of Directors of Trackpower on June 15, 2001. Gill and Vicky Stickwood-Hislop ("Hislop") will be appointed to fill the resulting vacancies. In addition, Hislop will assume the position of Managing Director of Trackpower. A copy of Lawrence Aziz's and Charles Cernansky's resignation letters are set forth as Exhibits 17.1 and 17.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference with respect to the matters described therein.

            The Company issued a press release on June 14, 2001 concerning the resignations of certain of the registrant's directors and the appointment of the new directors, a copy of which is set forth as Exhibit 99.3 to this Current Report on Form 8-K, and which is incorporated herein by reference with respect to the matters described therein.

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

Item 7.     Financial Statements and Exhibits.
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(c)            Exhibits
               --------

Exhibit 17.1 Electronic Mail from Lawrence Aziz to Trackpower resigning from the Board of Directors of Trackpower.

Exhibit 17.2 Letter from Charles Cernansky to Trackpower resigning from the Board of Directors of Trackpower.

Exhibit 99.1 Automated Teller Agreement dated as of June 12, 2001 by and between Trackpower and 4CASH.

Exhibit 99.2 Distribution Agreement dated as of June 13, 2001 by and between Trackpower and PTT.

Exhibit 99.3 Press Release issued by Trackpower on June 14, 2001 to announce that Trackpower entered into the Distribution Agreement with PTT, and the resignations of the registrant's directors and the appointment of the new directors.

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

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        TRACKPOWER, INC.
                                          (Registrant)


Date:  June 19, 2001                By: /s/ John G. Simmonds
                                       ---------------------------
                                    Name:  John G. Simmonds
                                    Title: Chief Executive Officer


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

                                      INDEX

Exhibit No.        Description
-----------        -----------

Exhibit 17.1 Electronic Mail from Lawrence Aziz to Trackpower resigning from the Board of Directors of Trackpower.

Exhibit 17.2 Letter from Charles Cernansky to Trackpower resigning from the Board of Directors of Trackpower.

Exhibit 99.1 Automated Teller Agreement dated as of June 12, 2001 by and between Trackpower and 4CASH.

Exhibit 99.2 Distribution Agreement dated as of June 13, 2001 by and between Trackpower and PTT.

Exhibit 99.3 Press Release issued by Trackpower on June 14, 2001 to announce that Trackpower entered into the Distribution Agreement with PTT, and the resignations of the registrant's directors and the appointment of the new directors.


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